                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      February 25, 1999
                                                 -------------------------------

                        FIRST SECURITY AUTO OWNER TRUST 1999-1
                        --------------------------------------
                (Exact name of registrant as specified in its charter)





  United States of America           333-70003                 87-6242432
----------------------------  ------------------------     -------------------
      (State or other         (Commission File Number)      (I.R.S. employer
      Jurisdiction of                                      Identification No.)
      Incorporation)


                                79 South Main Street
                            Salt Lake City, Utah  84111
                      (Address of principal executive offices)
                       ----------------------------------------


 Registrant's telephone number, including area code:  801-246-5976

                                     Page 1 of 4
                           Exhibit Index appears on Page 4

ITEM 5.     OTHER EVENTS

            First Security Auto Owner Trust 1999-1 has reached final agreement with Bankers Trust Company on the form of its indenture. The Form T-1 for Bankers Trust Company, the indenture trustee under such indenture, is filed as
Exhibit 99 hereto.

EXHIBIT 99  Form T-1 for Bankers Trust Company

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST SECURITY AUTO OWNER TRUST 1999-1
                                        (Registrant)

                                        By:  First Security Bank, N.A., as
Dated: February 25, 1999                     administrator

                                        By:
                                            ---------------------------------
                                        Name:     Brad D. Hardy
                                        Title:    Executive Vice President and
                                                  Chief Financial Officer

                                  INDEX TO EXHIBITS

                                                                    Sequentially
Exhibit Number                        Exhibit                      Numbered Page
--------------      --------------------------------------------   -------------
99                  Form T-1 dated as of February 17, 1999                 5
